Exhibit 10.2

FIFTH AMENDMENT OF OFFICE BUILDING LEASE

THIS FIFTH AMENDMENT OF OFFICE BUILDING LEASE (“Amendment”) is made this 26th day of September 2018 (“Effective Date”), by and between 255 South King Street Limited Partnership, a Washington limited partnership (“Landlord”) and Avalara, Inc., a Washington corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Office Building Lease dated June 9, 2016, as amended by that First Amendment of Office Building Lease dated June 1, 2017, by that Second Amendment of Office Building Lease dated October 11, 2017, by that Third Amendment of Office Building Lease dated November 29, 2017, and that Fourth Amendment of Office Building Lease dated February 19, 2018 (collectively, and together with this Amendment, the “Lease”), pursuant to which Tenant leased a portion of the office building commonly known as 255 South King Street, Seattle, Washington, and as more particularly described in the Lease (“Premises”).

B. Pursuant to the Lease, Tenant was granted an on-going right to lease all of Floor 11 of the Building. Pursuant to the Third Amendment to Office Building Lease dated November 29, 2017, Tenant exercised its right and Floor 11 was added to the Premises (“Floor 11 Expansion Space”). Pursuant to Section 41.1 of the Lease, as amended, for the first thirty-six (36) months (or 43 months in Landlord’s discretion) of the Term, Landlord reserved the right to build-out and lease the Floor 11 Expansion Space to any party other than Tenant. The Landlord exercised this right and entered into a lease for the Floor 11 Expansion Space with              dated April 9, 2018 (“             Lease”). The              Lease expires on September 30, 2021.

C. Section 41.1 of the Lease, as amended by the Third Amendment to Office Building Lease dated November 29, 2017, states that Landlord covenants that any build-out or tenant improvements to the Floor 11 Expansion Space for a tenant other than Tenant during the first thirty-six months of the Lease Term shall comply in all material respects with the following design guidelines: (i) open ceiling similar to and consistent with Tenant’s open ceiling design on other floors in the Building, (ii) restrooms shall be substantially similar in all material respects to Tenant’s restrooms on other floors in the Building, (iii) Landlord shall consult with Tenant on the location of any kitchen and work in good faith to locate such kitchen in accordance with Tenant’s space plan or proposed space plan for the Floor 11 Expansion Space, and (iv) Landlord covenants to remove all cabling prior to the Floor 11 Expansion Space Commencement Date. (“Third Amendment Conditions”).

D. The Landlord seeks Tenant’s consent to use Tenant’s Tenant Improvement Allowance for the Floor 11 Expansion Space to build-out the tenant improvements for              under the              Lease, and in exchange for such consent, the Landlord will agree to deliver the Floor 11 Expansion Space to Tenant as required under the Lease and as specifically required under this Amendment as set forth below.

E. Capitalized terms not defined herein shall have the meaning set forth in the Lease.

FIFTH AMENDMENT TO

OFFICE BUILDING LEASE / AVALARA -1

AMENDMENT

NOW, THEREFORE, in consideration of foregoing recitals, which are incorporated herein by reference and the mutual agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Refresh and Compliance with Third Amendment Conditions. In exchange for Tenant’s consent to the Landlord using Tenant’s Tenant Improvement Allowance for the Floor 11 Expansion Space to build-out the tenant improvements for              under the              Lease, Landlord hereby covenants that prior to the Floor 11 Expansion Space Commencement Date, Landlord will, at Landlord’s sole expense, (i) in accordance with the general timeline attached hereto as Exhibit A to this Amendment, take all actions required to deliver the Floor 11 Expansion Space to Tenant in accordance with the Lease and the Third Amendment Conditions and apply a fresh coat of paint and new carpeting throughout the interior of the Floor 11 Expansion Space, and (ii) install an internal stairway to connect the Floor 11 Expansion Space to Floor 12 at the location set forth in Exhibit B to this Amendment, and (iii) remove the electrical wall outlets for power to low voltage computer monitors in rooms 11103, 11106, 11109, and 11112, and patch and repair all such walls. For avoidance of doubt, Landlord covenants that the tenant improvements to the Floor 11 Expansion Space in connection with the              Lease shall comply in all material respects with Tenant’s Final Plans (as such term is defined in Exhibit D) for Floor 13 and the following design guidelines (which such design guidelines are the Third Amendment Conditions): (i) open ceiling similar to and consistent with Tenant’s open ceiling design on other floors in the Building, (ii) restrooms shall be substantially similar in all material respects to Tenant’s restrooms on other floors in the Building, (iii) Landlord shall consult with Tenant on the location of any kitchen and work in good faith to locate such kitchen in accordance with Tenant’s space plan or proposed space plan for the Floor 11 Expansion Space, and (iv) Landlord covenants to remove all cabling prior to the Floor 11 Expansion Space Commencement Date.”

2. Landlord and Tenant estimate that the Floor 11 Expansion Space Commencement Date will be December 1, 2021.

3. Miscellaneous.

(a) Except as expressly amended herein, all other terms of the Lease shall remain in full force and effect.

(b) This Amendment may be executed in two more counterparts, each which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

FIFTH AMENDMENT TO

OFFICE BUILDING LEASE / AVALARA -2

The parties hereto have executed this Amendment as of the Effective Date.

LANDLORD		TENANT

255 South King Street Limited Partnership, a Washington limited partnership		Avalara, Inc., a Washington corporation

By:	American Life, Inc.	By:	/s/ Alesia Pinney
Its:	Managing General Partner	Name:	Alesia Pinney
		Its:	EVP & General Counsel

By:	/s/ Donald R. Ayres
Donald R. Ayres
Senior Vice President Property Management

FIFTH AMENDMENT TO

OFFICE BUILDING LEASE / AVALARA -3

ACKNOWLEDGMENT OF LANDLORD

STATE OF WASHINGTON )

                                      )ss

COUNTY OF KING              )

On this 19th day of October, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Donald P. Ayers, to me known to be the Sr. VP of Property Management of American Life, Inc., which corporation is the Managing General Partner of 255 South King Street Limited Partnership, the limited partnership that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Candice Ayres
Notary Public residing at:
Seattle, WA
Candice Ayres
Notary’s Name (typed or legibly printed)
My Commission Expires:
6/19/2021

FIFTH AMENDMENT TO

OFFICE BUILDING LEASE / AVALARA -4

ACKNOWLEDGMENT OF TENANT

STATE OF WASHINGTON )

                                       )ss

COUNTY OF KING              )

On this 10th day of October, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Alesia Pinney, to me known to be the EVP & GC of Avalara, Inc., a Washington corporation, the corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that she was authorized to execute the said instrument.

In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Henry H. Frantz
Notary Public residing at:
Seattle, WA
Henry H. Frantz
Notary’s Name (typed or legibly printed)
My Commission Expires:
10/24/2021

FIFTH AMENDMENT TO

OFFICE BUILDING LEASE / AVALARA -5

EXHIBIT A – TIME LINE

Avalara floor 11 future schedule 091418

ID	Task Mode	Task Name	Duration	Start	Finish	Predecessors
1		**Avalara floor 11**	**101 days?**	**Wed 7/14/21**	**Wed 12/1/21**	
2		**Notice to proceed**	**45 days**	**Wed 7/14/21**	**Tue 9/14/21**	
3		Architectural Drawings	10 days	Wed 7/14/21	Tue 7/27/21	
4		GC Selection and pricing	10 days	Wed 7/28/21	Tue 8/10/21	3
5		Buyout	5 days	Wed 8/11/21	Tue 8/17/21	4
6		Structural drawings	10 days	Wed 8/18/21	Tue 8/31/21	5
7		Submittal review	10 days	Wed 9/1/21	Tue 9/14/21	6
8		**Permitting for stair**	**50 days**	**Wed 9/1/21**	**Tue 11/9/21**	
9		Stair permit DPD review	50 days	Wed 9/1/21	Tue 11/9/21	6
10		**Long lead**	**30 days**	**Wed 9/1/21**	**Tue 10/12/21**	
11		Stair manufacture	20 days	Wed 9/15/21	Tue 10/12/21	7
12		Carpet	20 days	Wed 9/1/21	Tue 9/28/21	7FS-10 days
13		Cabinet infill for dishwashers	20 days	Wed 9/15/21	Tue 10/12/21	7
14		Socrata move out	5 days	Wed 9/22/21	Tue 9/28/21	16SS-5 days
15		**Construction**	**45 days?**	**Wed 9/29/21**	**Tue 11/30/21**	
16		Demo office walls @ office 11305/11304	3 days	Wed 9/29/21	Fri 10/1/21	11FS-10 days
17		Demo offices 11201/11101/11102 for stair	3 days	Mon 10/4/21	Wed 10/6/21	16
18		Stair-Relocate overhead MEP at stair	3 days	Thu 10/7/21	Mon 10/11/21	17
19		Stair-Demo stair opening	2 days	Tue 10/12/21	Wed 10/13/21	18,14
20		Framing	2 days	Thu 10/14/21	Fri 10/15/21	19
21		Security low voltage rough	5 days	Mon 10/18/21	Fri 10/22/21	20
22		Stair-in wall stair support	5 days	Mon 10/18/21	Fri 10/22/21	20,11
23		GWB	2 days	Mon 10/25/21	Tue 10/26/21	21,22
24		Mud & Tape	7 days	Wed 10/27/21	Thu 11/4/21	23
25		Paint	4 days	Fri 11/5/21	Wed 11/10/21	24
26		Stair-Install stair	5 days	Thu 11/11/21	Wed 11/17/21	9,25
27		Graphics	5 days	Thu 11/11/21	Wed 11/17/21	25
28		Carpet replacement where needed	1 day	Thu 11/18/21	Thu 11/18/21	27,12
29		Cabinet infill @dishwasher	2 days	Mon 10/25/21	Tue 10/26/21	21,13
30		Final clean	2 days	Fri 11/19/21	Mon 11/22/21	28
31		Punch walk	1 day?	Tue 11/23/21	Tue 11/23/21	30
32		Punch repair	5 days	Wed 11/24/21	Tue 11/30/21	31
33		**Final inspections**	**10 days?**	**Thu 11/18/21**	**Wed 12/1/21**	
34		SCDI final inspections	1 day?	Thu 11/18/21	Thu 11/18/21	26
35		Certificate of occupancy	1 day?	Fri 11/19/21	Fri 11/19/21	34
36		Turn over space/Commencement	1 day?	Wed 12/1/21	Wed 12/1/21	32

Jul '21
Aug '21
Sep '21
Oct '21
Nov '21
Dec '21

Project: Avalara floor 11 future
Date: Fri 9/14/18

Task		Project Summary		Manual Task		Start-only		Deadline	
Split		Inactive Task		Duration-only		Finish-only		Progress	
Milestone		Inactive Milestone		Manual Summary Rollup		External Tasks		Manual Progress	
Summary		Inactive Summary		Manual Summary		External Milestone			

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EXHIBIT B – LOCATION OF INTERNAL STAIRWELL

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OFFICE BUILDING LEASE / AVALARA -7